Exhibit 99.1

December    , 2005



Mr. Dov Perlysky
President
Lawrence Consulting Group, Inc.
445 Central Avenue
Suite 305
Cedarhurst, New York 11516

Re:  Subscription Agreement

Dear Sirs:

      The undersigned (the "Subscriber") hereby subscribes for the number of Units (the "Units"), each Unit consisting of (a) 25,000 shares of Series A Convertible Preferred Stock, par value $.0001 per share (the "Series A Preferred Stock"), of Lawrence Consulting Group, Inc., a Delaware corporation (the "Company"), (b) warrants to purchase 85,100 shares of common stock, par value $0.0001, per share ("Common Stock") of the Company at an exercise price of $1.10 per share and (c) warrants to purchase 85,100 shares of Common Stock at an exercise price of $1.65 per share (collectively, the "Warrants") as are set forth on the signature page of this Agreement, at a purchase price shall be $250,000 per Unit. The total purchase price for the Units is set forth on the signature page of this Agreement. The shares of Series A Preferred Stock and Warrants comprising the Units and the shares of common stock, par value $.0001 per share ("Common Stock"), issuable upon conversion of the Series A Preferred Stock and Warrants (the "Conversion Shares") are referred to collectively as the "Securities."

      1. (a) The Company is offering 47 Units, on a "best efforts, all or none" basis to accredited investors, as defined in Rule 501 of the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"). All proceeds from the sale of the Units will be held in escrow pursuant to an escrow agreement (the "Escrow Agreement") between the Company and the Esanu Katsky Korins & Siger, LLP, as Escrow Agent (the "Escrow Agent"), until the Escrow Agent shall have cleared funds in the escrow account of $11,750,000, representing the proceeds from the sale of the 47 Units, at which time the proceeds from the sale of the Units shall, on notice from the Company, be paid to the Company. Subject to Section 1(f) of this Agreement, if there is not $11,750,000 in cleared funds by the last day of the Subscription Period, the funds will be returned to the Subscriber without interest or deduction. Any interest will be paid to the Company. The date on which the proceeds from the sale of the Units purchased by the Subscriber are paid to the Company is referred to as the "Closing Date."

      (b) The minimum subscription is one Unit for a purchase price of $250,000 per Unit; however, the Company reserves the right to accept subscriptions for partial Units; provided, however, that in no event will fractional shares of Series A Preferred Stock or Warrants to purchase fractional shares be issued.

      (c) The Subscription Period is the period ending on December 31, 2005, which may be extended by the Company on one or more occasions, for a maximum of 45 additional days.

      (d) The Subscriber understands and agrees that, after the Company's receipt of this Agreement, the Company will review the Subscriber's eligibility and will determine whether to accept or reject this subscription in whole or in part. The Company may determine to reject this subscription in whole or in part in its sole and absolute discretion. In making such determination, the Company may request, and the Subscriber agrees to provide, additional financial and other information about the Subscriber. If this subscription is accepted in whole, then the Company will issue the Units subscribed for to the Subscriber. If this subscription is rejected in whole, this Agreement and any other subscription materials will be promptly returned to the Subscriber and the Subscriber's subscription payment will be refunded to the Subscriber without interest. In that event, the Subscriber and the Company will have no further rights or claims against each other by virtue of this Agreement. If this subscription is accepted in part and rejected in part, the Company is authorized to amend this Agreement to reflect the number of Units for which this subscription is accepted, and the Company will issue the Units as to which this subscription is accepted as if this subscription had been accepted in whole.

      (e) The Company will pay a brokerage fee to any brokers that introduce investors to it of not more than 10% of the proceeds raised, and the Company may pay a non-accountable expense allowance of not more than 3% of the proceeds. The Company may also issue warrants to purchase, in the aggregate, not more than 9% of the number of shares which are issuable upon conversion of the preferred stock purchased by all subscribers. The terms of the warrants to be issued to the brokers or finders is set forth in Exhibit A to the PPM, as defined in
Section 3(a) of this Agreement.

      (f) If a broker deposits the amount of an investor's purchase price net of the commission and non-accountable expense allowance payable to the broker, for purposes of determining whether the escrow agent has received $11,750,000, the escrow agent shall be deemed to have received the gross proceeds from the sale of those units, and no further commission or non-accountable expense allowance will be paid to the broker with respect to those units if the Escrow Agent receives written notice from the Company and the broker, if necessary, setting forth the gross purchase price and the net purchase price, which shall not be less than 87% of the gross purchase price and confirming that no cash commission will be payable with respect to such Units. The Subscriber and the Company understand that in any purchase where the Escrow Agent receives the purchase price net of the broker's commission and non-accountable expense allowance, the purchaser of the Units will pay less for the Units than the purchase price set forth in the introductory paragraph of this Agreement and the price paid for the Units by the purchaser may be equal to the net purchase price.

      2. The Company represents and warrants to the Subscriber that the issuance of the Series A Preferred Stock and the issuance of the shares of common stock issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants have been duly authorized and reserved for issuance and when issued pursuant to this Agreement upon payment of the purchase price of the Units or upon the conversion of the shares of Series A Preferred Stock or exercise of the Warrants, will be validly issued, fully paid and non-assessable, and that the Warrants, when issued pursuant to this Agreement, will constitute the valid, binding and enforceable obligation of the Company; subject, in each case, to approval by the Company's stockholders of an amendment to the Company's certificate of incorporation increasing its authorized Common Stock as described in the PPM.

      3. The Subscriber hereby represents, warrants, covenants and agrees as follows:

      (a) The Subscriber understands that the offer and sale of the Units is being made only by means of this Agreement and the Company's Confidential Private Offering Memorandum dated December 9, 2005, including the exhibits thereto (collectively, the "PPM"), a copy of which has been delivered to and read and understood by the Subscriber. The Subscriber understands that the Company has not authorized the use of, and the Subscriber confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in the PPM. The Subscriber is aware that the purchase of the Shares involves a high degree of risk and that the Subscriber may sustain, and has the financial ability to sustain, the loss of his or her entire investment, understands that no assurance can be given that the Company will be profitable in the future, that there is no active market for the Company's Series A Preferred Stock, Warrants or Common Stock and there is no assurance that there will ever be a public market for the Series A Preferred Stock, Warrants or Common Stock, that the Company may need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business. Furthermore, in subscribing for the Units, the Subscriber acknowledges he or she is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow in making an investment in the Units.

      (b) The Subscriber represents to the Company that the Subscriber is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and he or she understands the meaning of the term "accredited investor." The Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters as to enable the Subscriber to understand the nature and extent of the risks involved in purchasing the Units. The Subscriber is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Subscriber has engaged the Subscriber's own counsel and accountants to the extent that the Subscriber deems it necessary.

      (c) All of the information provided by the Subscriber in the Subscriber's Confidential Investor Questionnaire is true and correct in all material respects.

      (d) The Subscriber is acquiring the Units pursuant to this Agreement for investment and not with a view to the sale or distribution thereof, for the Subscriber's own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Units; is aware that the Securities are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the certificates for the Securities shall bear the Company's standard investment legend. The Subscriber understands the meaning of these restrictions.

      (e) The Subscriber will not transfer any Securities except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

      (f) The Subscriber represents and warrants that no broker or finder was involved directly or indirectly in connection with the Subscriber's purchase of the Units pursuant to this Agreement except as disclosed by the Subscriber to the Company. The Subscriber shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Subscriber's warranty contained in this Section 3(f).

      (g) The Subscriber represents and warrants that the address set forth on the signature page is his or her true and correct address, and understands that the Company will rely on this representation in making filings under state securities or blue sky laws.

      (h) Exhibit A to this Agreement sets forth the criteria for an accredited investor. The Subscriber has indicated on the signature page of this Agreement the criteria on which his or her status as an accredited investor is based. The Subscriber understands that the Company will reject the Subscriber's subscription if the Subscriber is not an accredited investor.

      4. (a) The Subscriber shall have the registration rights set forth on Exhibit B to this Agreement.

      (b) The Subscriber hereby advises the Company that it desires to have his or her Registrable Common Stock included in the registration statement provided for in Section 2(a) of Exhibit B.

      5. The Company will call for a meeting of stockholders, and will file proxy materials with the Commission not later than 30 days after the closing of Merger, and will schedule such meeting as soon as practical after the Company may release its proxy material. At the meeting, the stockholders will vote on:

      (a) The election of five directors;

      (b) The approval of an amendment to the Company's certificate of incorporation which (a) changes the corporate name to a name determined by the Company and (b) increases the authorized capital stock to 10,000,000 shares of preferred stock and 50,000,000 shares of Common Stock.

      (c) The approval of the Company's 2005 Long-Term Incentive Plan, covering 2,000,000 shares of Common Stock.

      (d) The approval of the selection of an auditing firm reasonably acceptable to the holders of the Series A Preferred Stock.

      6. (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

      (b) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier if receipt of transmission is confirmed by the recipient or if transmission is confirmed by mail as provided in this Section 6(b). Notices shall be deemed to have been received on the date of receipt. Notices shall be sent to the Company at 445 Central Avenue, Suite 305, Cedarhurst, New York 11516, facsimile (516) 374-5393, Attention of Mr. Dov Perlysky, President, and to Subscriber at the address and telecopier number set forth on the signature page or to such other address as either party shall designate in the manner provided in this Section 6(b).

      (c) If the Subscriber is a resident of a state set forth in Exhibit C to this Agreement or if the Subscriber negotiates the purchase of the Units from or receives this Agreement while in Florida, the provisions of such Exhibit relating to the Subscriber's purchase of the Units are incorporated as if set forth in full in this Agreement.

      (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

      (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

      (f) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Units.

                         [Signatures on following page]

      Please confirm your agreement with the foregoing by signing this Agreement where indicated.

                                                         Very truly yours,
Units Subscribed for:__________________
                                                         _______________________
Gross Purchase Price:                                    [Subscriber Name]
                     __________________
[Units subscribed for multiplied by
$250,000]
                                                         By: ___________________

                                                         Name: _________________

                                                         Title: ________________


Address: _______________________________________________________________________


Telecopier Number:______________________________________

e-mail: ________________________________________________

Social Security or Taxpayer ID No.:
                                    _____________________________________

Accepted this      day of             , 2005


LAWRENCE CONSULTING GROUP, INC.


By: ______________________________________
     Dov Perlysky
     President

                                                                       Exhibit A

                              Accredited Investors

A Subscriber who meets any one of the following tests is an accredited investor:

      (a) The Subscriber is an individual who has a net worth, or joint net worth with the Subscriber's spouse, of at least $1,000,000.

      (b) The Subscriber is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Subscriber's spouse) for the past two years, and the Subscriber has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Subscriber's spouse) for the current year.

      (c) The Subscriber is an officer or director of the Company.

      (d) The Subscriber is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

      (e) The Subscriber is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

      (f) The Subscriber is an insurance company as defined in section 2(13) of the Securities Act.

      (g) The Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

      (h) The Subscriber is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

      (i) The Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

      (j) The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

      (k) The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

      (l) The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

      (m) The Subscriber is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

      If an individual investor qualifies as an accredited investor, such individual may purchase the Units in the name of his or her individual retirement account ("IRA").

                                                                       Exhibit B

                               Registration Rights

                                                                       Exhibit C

                              State Representations

      The following provisions are an integral part of this Agreement if the Subscriber is a resident of the following state(s).

      1. Florida

      If the Subscriber is a Florida resident or if the offer or sale occurs in Florida or if the Disclosure Material is delivered in Florida, the following shall apply:

      Pursuant to Section 517.061(11)(a)(5) of the Florida Statutes, Florida investors have a three day right to rescission. If a Florida resident has executed a subscription agreement, he or she may elect, within three business days after signing the subscription agreement, to withdraw from the subscription agreement and receive a full refund and return (without interest) of any money paid by him or her. A Florida resident's withdrawal will be without any further liability to any person. To accomplish such withdrawal, a Florida resident need only send a letter or telegram to the issuer at 2 Lakeside Drive West, Lawrence, New York 11559, Attention of Mr. Dov Perlysky, Chief Executive Officer, indicating his or her intention to withdraw. Such letter or telegram must be sent and postmarked prior to the end of the aforementioned third business day. If a Florida resident sends a letter, it is prudent to sent it by certified mail, return receipt requested, to insure that it is received and also to evidence the time and date when it is mailed. Should a Florida resident make this request orally, he or she should ask for written confirmation that his or her request has been received.

      2. Pennsylvania

      If the Subscriber is a Pennsylvania resident, the following shall apply:

      Each person who accepts an offer to purchase securities exempted from registration by Section 203(d) of the Pennsylvania Securities Act of 1972, as amended, directly from the issuer or affiliate of the issuer, shall have the right to withdraw his or her acceptance without incurring any liability to the seller, underwriter (if any) or any other person within two business days from the date of receipt by the issuer of his or her written binding contract of purchase or, in the case of a transaction in which there is no binding contract of purchase, within two business days after he or she makes the initial payment for the securities being offered.

      Each Pennsylvania investor is prohibited from selling his or her Units for a period of twelve months from the date of his or her purchase.





                                      C-1